EXHIBIT 99.3

Arconic Inc. Overview

June 29, 2016

The following summary describes Arconic’s business assuming the completion of Alcoa Inc.’s (“Alcoa”) plan to separate into two independent, publicly traded companies: a globally cost-competitive upstream company that will be named Alcoa Corporation, and a technology-driven, value-add company that will be named Arconic Inc. The separation is on track to be completed in the second half of 2016 but remains subject to the satisfaction of certain conditions, including obtaining final approval from the Alcoa Board of Directors, receipt of a favorable IRS ruling and opinions of Alcoa’s tax advisors regarding certain U.S. federal income tax matters and the effectiveness of the Form 10. Additional information about the separation has been provided in the registration statement on Form 10 that Alcoa Upstream Corporation has filed with the U.S. Securities and Exchange Commission. The Form 10 is subject to change prior to completion of the separation and includes preliminary detailed information about Alcoa Corporation as a standalone company, including historical financial information, risks related to the separation, and a description of Alcoa Corporation’s business and strategy and other legal and financial disclosures.

ARCONIC

Arconic will be a premier innovator of high performance multi-material products and solutions and a global leader in precision engineering and advanced manufacturing. The company is positioned to profitably grow in growth markets, with deep technological capabilities and significant customer synergies. It will be a Fortune 500 company with large scale and globally diverse operations.

KEY METRICS

2015 REVENUE	$12.5B
OTHER	
EMPLOYEES	42,250
LOCATIONS	156



$12.5B
Revenue by Arconic BU
$1.8
$2.2
$1.0
$0.3
$2.8
$2.5
$0.8
$1.0
$0.1

REVENUE BY GROUP | Business Unit

EPS $5.3B
- Arconic Power & Propulsion
- Arconic Fastening Systems & Rings
- Arconic Forgings & Extrusions
- Arconic Titanium & Engineered Products

GRP $5.3B
- Aerospace & Automotive Products
- Brazing, Commercial Transportation & Industrial Solutions

TCS $1.9B
- Arconic Wheel and Transportation Products
- Building and Construction Systems
- Latin American Extrusions



Engineered Products and Solutions
EPS



Global Rolled Products
GRP



Transportation and Construction Solutions
TCS

Arconic Company Profile

- Includes Engineered Products and Solutions (EPS); Global Rolled Products (GRP); and Transportation and Construction Solutions (TCS) segments
- Positioned to grow profitably - innovation leader with full pipeline of products and solutions
- Pursue investment opportunities that provide a return above the cost of capital
- 41% of 2015 revenues tied to high-growth aerospace industry
- Competitors include: Precision Castparts, Allegheny Technologies, Barnes Group, Carpenter Technology, Constellium, Kaiser Aluminum, Moog, Parker-Hannifin, TransDigm, and Woodward

Market Positions

- 80% of revenue in five key businesses from #1 or #2 positions – Aerospace, Automotive, Commercial Transportation, Industrial Gas Turbines (IGT), Building and Construction (B&C)
- EPS: Differentiated supplier to high-growth aerospace industry with leading positions on every major aircraft and jet engine platform, underpinned by market leadership in jet engine and industrial gas turbine airfoils, aerofasteners
- GRP: at the forefront of lightweighting the automotive industry
- TCS:
  - Building & Construction Systems: North American leader in commercial architectural systems
  - Wheel and Transportation Products: Global leader in forged aluminum commercial vehicle wheels

Creating a Multi-Material Innovation Powerhouse Serving High-Growth Markets

Aligned with Global Megatrends

- Globalization: worldwide expansion in air travel
- Urbanization: commercial building & construction Growth
- Energy Efficiency: lightweighting of transportation, both aerospace and automotive

Market Leadership

- Leading technology partner with multi-material capabilities
- Produces >90% of all aerospace structures and rotating components
- Broad aerospace product array, meeting large OEM, and multi-platform requirements
- Automotive Leader – lightweighting expertise, bonding technology, Micromill

Shareholder Benefits

- Best-in-class, multi-material, scaled business
- Disciplined cash flow reinvestment into highest return initiatives
- Top line growth driven by exposure to sustainable growth markets

EPS develops and manufactures high-performance, engineered products and solutions for the aerospace, industrial gas turbine, commercial transportation and oil and gas markets. With 2015 revenues of $5.3 billion and 24,000 employees in 15 countries, EPS has four global business units. Competitive strengths:

Leadership positions in high-growth aerospace and industrial markets; 83% of revenues from #1 or #2 market positions

- Aerospace engines: airfoils, rings and performance coatings

- Aerospace structures: fasteners, extrusions, and conventional forging and isothermal forging

- Aerospace products: titanium aluminide, fine grain sheet

- Industrial gas turbines

• Highly differentiated competitive position

- Unique customer “one-stop shop” benefits: alloy development, new product design and development, process technology development and manufacturing excellence

- Unparalleled capabilities in advanced, high-quality, multi-alloy powder production and enhanced 3-D printing

• Strategic global footprint

- Key innovation and R&D centers positioned adjacent to customer clusters in North America and Europe

- Low-cost manufacturing footprint, including key operational bases in Mexico, China, Hungary and Morocco. Arconic is one of a few suppliers qualified to produce jet engine rings, investment castings and aerospace and industrial fasteners in many of those regions.

• Strong base for future growth

- Over the past 18 months, Arconic has signed at least $10 billion in new contracts with important aerospace customers, including Boeing, Airbus, Embraer and GE.

Global Rolled Products

GRP manufactures a broad range of differentiated aluminum sheet and plate products for the automotive, aerospace, commercial transportation, brazing and industrial markets. With revenues of $5.3 billion and approximately 11,000 employees in seven countries, GRP has three business units. Within GRP, 61 percent of revenues come from #1 or #2 market positions.

- With a plate and sheet portfolio focused on innovation, Arconic has broad-based technological expertise and diversification across a wide range of markets: aerospace, automotive, commercial transportation, industrial and brazing.

- The North American automotive market is in the midst of an historic shift to lightweight materials. Arconic is at the forefront of capturing growing demand for aluminum sheet. Arconic invented the bonding process that has been the key enabler of the mass-market shift from steel to aluminum. Arconic estimates that it will grow its automotive sheet revenue approximately six-fold, from $229 million in 2013 to $1.3 billion in 2018.

- Arconic Micromill technology produces aluminum sheet that is 30 percent stronger than incumbent automotive aluminum, and 30 percent lighter and with twice the formability of high strength steel. The process technology is also breakthrough, reducing manufacturing time from 20 days to 20 minutes.

  This technology is allowing our customers to redefine the boundaries of vehicle design, supporting the creation of lighter, more fuel efficient, safer and more stylish vehicles for the future. Micromill material debuted on the 2016 Ford F-150 and Arconic has a Joint Development Agreement with Ford to collaborate on next-generation aluminum alloys for automotive parts using Micromill™ technology. Additionally, 13 customers on the three major continents are trialing Micromill material.

- Arconic is the only rolling company with a global approach to serving aerospace customers by consolidating offerings from both GRP and EPS across aerospace structures and jet engines, through strong key account management. A single leader is assigned for each end market and is supported by a Center of Excellence (CoE) that drives standards globally.

AAP
Aerospace & Automotive Products



Leader in providing aluminum sheet to the North American automotive market

#1 global market position in aerospace sheet and plate

2015 revenues: $2.8 billion;
4,200 employees

BCI
Brazing, Commercial Transportation & Industrial Solutions



Global leader for heat exchanger, commercial transportation and industrial solutions, with #1 market position in North American Brazing sheet.

2015 revenues: $2.5 billion;
6,400 employees

MPS
Micromill Products & Services



Breakthrough flat rolled products and process technology that uses an alloy 40 percent more formable and 30 percent stronger than today's automotive aluminum, twice as formable and at least 30 percent lighter than high-strength steel

~100 employees at pilot facility in San Antonio, Texas

TCS designs and manufactures forged aluminum wheels for the commercial transportation market and architectural products and solutions for the non-residential building and construction market. Arconic is the acknowledged global leader in the market for forged aluminum truck wheels, and a leader in the North America architectural systems market. The Group had 2015 revenues of $1.9 billion and has 6,000 employees. Within TCS, 79% of revenues come from #1 or #2 market positions.

Arconic’s differentiation in commercial transportation and building and construction is built on lightweight materials innovation, surface design expertise and engineering capability.

- Innovation growth driver: more than 30 percent of revenue from products introduced in past three years

- Forged aluminum wheels reduce vehicle weight, which maximizes payload and can reduce greenhouse gas emissions

- The popular Dura-Bright® EVO is 10 times more corrosion-resistant than the previous generation, significantly reducing the cost of overall maintenance

- Regulations and customer demand to make buildings more energy efficient is increasing the demand for innovative, “green building” solutions.

Arconic’s global and regional presence is a major differentiator that offers the commercial transportation and building and construction businesses a cost-effective footprint in sales and operations, as well as robust supply chain options.

Arconic Markets


$12.5B
Revenue by Market Segment
25%
16%
6%
12%
10%
9%
12%
3%
3%
2%
2%
Aerospace Structures
Aerospace - Jet Engines
Automotive
Commercial Transportation
Building & Construction
Industrial
Regional Specialty Products
Industrial Gas Turbines
Brazing
Oil & Gas
Other


Aerospace

Arconic's largest and fastest growing market is aerospace, where Alcoa has had a major presence since the Wright brothers' first flight. Fueled by an expanding middle class and increasing air travel, global aircraft demand has led to the largest order book in aviation history, with a nine-year backlog for both commercial jets and engines. Arconic is well-positioned to benefit from that growth with a range of high performance multi-materials and highly engineered products and solutions for engines and structures on virtually every aircraft platform.


Aerospace Structures

Arconic is a leader in delivering a wide range of structural components such as fasteners, sheet and plate, forgings, extrusions and castings. Aircraft are reducing weight and improving aerodynamics to improve efficiency. Arconic's unmatched capabilities, proprietary alloys and technologies deliver the structural solutions needed to help create the world's most efficient aircraft.


Jet Engines

Arconic produces approximately ninety percent of jet engine components, from the world's most advanced blades and vanes to rings and discs. The jet engine is the main lever to improve the efficiency of an aircraft, and significant improvements are being targeted by major OEMs to meet customer demands to decrease fuel burn by 15 percent, emissions of NOx by 50 percent and noise levels by 15 decibels. Arconic's advanced airfoil and engine component capabilities help deliver these reductions and a 30 percent improvement in the maintenance cycle.


Industrial Gas Turbines

Inexpensive, clean natural gas is increasing the use of gas-fired power generation in the United States, now making up one third of all electricity produced in the country. Additionally, growth comes from emerging countries focused on quickly and cost-effectively building out their energy supply, in response to population growth and the rise of the middle class. Arconic is strongly positioned to capture that increased demand as, in response, utilities move towards more efficient turbines that run on cleaner, more cost-effective natural gas. As the leader in advanced airfoils and other components for industrial gas turbines, Arconic produces high-quality parts intelligently designed to withstand the extreme operating temperatures often higher than the melting point of the metal itself. Today, approximately 75 percent of gas turbines worldwide use airfoils produced by Arconic.


Automotive

North America is Arconic's most important automotive market. In North America, new stringent federal fuel economy regulations, coupled with increasing consumer demand for more fuel efficient vehicles, is leading automakers to rethink vehicle design and push ahead with alternate powertrains, new technologies and advanced materials. Aluminum offers automakers the fastest, safest, most environmentally-friendly and cost-effective way to get the job done. Low-density aluminum is a game-changer and automakers are taking full advantage of all the consumer benefits it provides.

This move to aluminum-intensive vehicles further benefits Arconic and we have been aggressively capturing increased demand for automotive aluminum sheet, with demand expected to increase tenfold between 2012 and 2025. Arconic's Micromill technology is providing us a further competitive edge in both cost efficiency and innovation, enabling us to attack steel components. Outside of North America, automotive production also remains strong in Europe and China – driven by stable consumer sentiment, availability of affordable credit and low fuel-prices.

Commercial Transportation

As governments move to greater enforcement of emissions and fuel efficiency regulation, the trajectory of lightweighting solutions for the commercial transportation market remains strong. In China, the world's largest commercial transportation market, the majority of trucks and buses still run on heavy steel wheels, providing tremendous growth opportunity for lightweight, low-maintenance aluminum wheels as well as lightweighting opportunities in mass transportation from high speed rail to metrocars. In Europe, market forces are accelerating a shift from steel to aluminum wheels. Due to the ability to increase payload and fuel efficiency while decreasing cost of ownership, North America has the world's highest aluminum wheel adoption rates. As the acknowledged global leader in forged aluminum heavy duty truck wheels, Arconic is the company best positioned to benefit from those positive market opportunities.


Building and Construction

The North American building and constrcution market, where Arconic's Kawneer systems are the acknowledged leader, remains strong. Globally, the non-residential building and construction market continues to be driven by key megatrends including growth of the middle class, urbanization, growing demand for energy efficient structures able to withstand security and climate threats; and an increasing appreciation of design and aesthetics. Arconic is well positioned around the world to capture the growth driven by these trends. Europe continues its gradual-but-steady recovery, the market in China is expected to return to higher growth rates over the next three years and the Indian market will continue to grow at a high rate.


Brazing

Arconic's brazing applications are benefitting from the increasing need for thermal efficiency to improve efficiency, durability and emissions in automotive powertrain and HVAC (heating, ventilation and air conditioning) systems. Given Arconic's leadership in providing multilayer brazing sheet solutions for the most challenging heat exchanger applications, it is ideally positioned to deliver the necessary combination of strength, thermal conductivity and corrosion resistance for advanced heat exchangers in the automotive and HVAC markets.


Industrial

Serving a range of markets, Arconic leverages the unique characteristics of aluminum to help fabricate better-performing industrial products. We make strong, lightweight, corrosion-resistant materials used in applications that range from building and construction, machinery and circuitry to cookware and appliances. We are also increasing penetration into growing markets such as wind turbines, solar power and liquefied natural gas (LNG) storage tanks.


Regional Specialty Products

Arconic provides products to meet the unique needs of our regional customers in China, Russia and South America. For example, in Brazil we recently expanded our capability to produce aseptic foil, a type of high-growth, differentiated packaging.

Arconic Advantages

Arconic provides its businesses with a unique array of levers, called "Arconic Advantages," that provide a sharper competitive edge and enable powerful value creation for shareholders, customers and employees.

Technology Advantage

Arconic Technical Center Competencies


Surface
Coatings
Pilot Production
Process Control
Basic Science
Modeling
Alloy Development
Casting
Forming
Joining

The Arconic Technical Center (ATC), the world's largest lightweight multi-material technology center, provides a comprehensive range of technological competencies that are unmatched by any Arconic competitor.

Recent examples of commercial success:

Advanced aluminum-lithium for the aerospace industry. Arconic operates the world's largest aluminum-lithium cast house, in Lafayette, Indiana, and the world's widest rolling mill, in Davenport, Iowa, to produce the largest single-piece aircraft parts possible. The first ever aluminum-lithium forging for a jet engine front fan blade was developed by Arconic. The forging is lighter and more cost effective than traditionally-used titanium and carbon fiber, helping Pratt & Whitney meet performance targets for its next-generation engines.

Applying aerospace expertise to defense applications. Leveraging expertise from producing the A380 inner rear wing spar – the largest aerospace forging in the world – Arconic has delivered weight- and cost-saving components for defense applications, like the Joint Strike Fighter bulkhead and the largest single-piece forged aluminum hull for combat vehicles.

Advanced alloy development and additive manufacturing. Arconic is building on its long history of leadership in advanced alloy development to create a leadership edge in the emerging space of additive manufacturing. We recently completed construction of a new powder production facility for Nickel, Titanium and Aluminum that will support Arconic’s growing 3D printing base — the “smart ink of the future.” Additionally, Arconic’s proprietary hybrid “Ampliforge” process combines additive and traditional manufacturing methods to uniquely enhance the strength of 3D printed parts. Airbus recently awarded Arconic a contract to supply 3D printed titanium fuselage and engine parts to be used in commercial aircraft.

Customer Intimacy Advantage

More than 65 percent of Arconic’s revenue from its top 10 customers in key markets is shared among our three groups. Through a key account management approach, Arconic strengthens relationships across its customer organizations, allowing us to understand the applications of our products to meet the precise needs of our customers. Our technological skills, paired with our delivery system, provide our customers with products and solutions to make them more competitive and help them win.

Arconic is the only company that can deliver to customers the full combination of materials science, development, engineering and manufacturing solutions. Through a joint go-to-market approach, Arconic reduces complexity and mitigates assembly and supply chain risk for customers. Being involved throughout the entire development process enables Arconic to produce materials and solutions to the customer’s form, fit and function.

Procurement Advantage

Arconic leverages its purchasing power of $7 billion in spending with vendors and suppliers to maximize savings, while forming important partnerships with key suppliers to enhance our innovation and customer delivery.

Arconic utilizes the latest in procurement tools in key areas such as risk management, sourcing strategies, supply chain optimization, specification management, demand management and supplier consolidation.

Talent Advantage

Talent is a significant competitive advantage at Arconic. Our management team has a strong track record of performance and execution. The management team is composed of a group of talented, entrepreneurial-minded business and functional leaders. Klaus Kleinfeld, Arconic’s Chairman and CEO, who joined Alcoa in 2007, has a background of leadership successes in multiple industries, including business restructuring as well as innovation-led growth with a strong international orientation. With this approach, he led the Company’s turnaround through the economic recession and the collapse of the aluminum market, restructuring the upstream businesses while building up the value add businesses. Ken Giacobbe, who will be Arconic’s chief financial officer (CFO), is currently the CFO of EPS and has extensive experience with the value-add businesses. The leaders of the three business groups have significant leadership experience with major global industrial companies.

To attract the best and brightest talent, Arconic has a robust recruiting program within the top engineering and business schools and partners with technical and community colleges to support our local plants. Arconic takes a systematic approach to talent development, providing employees with stimulating assignments and clear career pathing. We have a robust leadership training curriculum to develop a solid pipeline of leaders and managers ready to move up to the next level.

Following the principle of pay-for-performance, we provide annual cash and equity incentives to our employees that motivate achievement of aggressive financial targets. To maintain a focus on long-term profitable growth and alignment with shareholder interests, leaders have a significant portion of their compensation in the form of performance equity shares.

Operating Systems Advantage

Our businesses have the benefit of a lean, efficient “right sourced” value chain and an agile, operating system that was stress-tested during the worst downturn in the history of aluminum industry. Central to our daily management is a robust operating system called Degrees of Implementation (DI). The DI system engages all employees to participate in growth, productivity and asset optimization. The tool gives management full transparency to track execution of employee improvement initiatives from ideas to cash. Since the beginning of 2016, 24,000 employees generated 13,000 ideas for substantial cost savings, cash generation and revenue growth and are engaged in converting those to achieve a $650 million target.

Additionally, Arconic utilizes a full toolbox to optimize customer engagement, product quality and operational efficiency. Key tools include:

Arconic Commercial Advantage (ACA) establishes best practices for Arconic’s entire sales cycle, including account management, customer value proposition, pricing, negotiations, risk management, order management.

Quality Management Systems (QMS) establishes standards, process management methodologies and technical networks to deliver zero defects and zero quality excursions, thereby reducing cost of poor quality and improving customer satisfaction.

Arconic Business Management System (ABS) is a company-wide methodology to increase efficiency of production systems and achieve business targets. The ABS system has enabled us to double our automotive flow path output at our Davenport facility with minimal capital costs.

In summary, with leadership in growing markets, unparalleled innovation, customer intimacy, and advantages in talent, procurement, and operating systems, we are ambitious about Arconic’s ability to create value.

Forward-Looking Statements

This summary contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements regarding the separation transaction and expectations of growth in end markets, market position, revenue or other performance measure. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the outcome of contingencies, including legal proceedings; (d) the impact of the separation on the businesses of Alcoa Inc. (including the businesses of Arconic); (e) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s and/or Arconic’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (f) deterioration in global economic and financial market conditions generally; (g) unfavorable changes in the markets served by Arconic; (h) political, economic, and regulatory risks in the countries in which Arconic operates or sells products; and (i) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2015, and other reports filed with the SEC. Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.